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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 9, 2005

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                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

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           DELAWARE                       0-22228                11-3170868
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)

          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (516) 327-3000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.03.    MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

     On February 9, 2005, Astoria Financial Corporation (the "Corporation") filed an Amended and Restated Certificate of Designations, Preferences and Rights of Series A Junior Participating Preferred Stock (the "Amended and Restated Certificate of Designations") with the Secretary of State of the State of Delaware. The Amended and Restated Certificate of Designations increased the number of shares constituting the Series A Junior Participating Preferred Stock from 1,225,000 to 1,800,000 shares, and was approved by the Board of Directors of the Corporation in connection with the three-for-two stock split of the common stock of the Corporation in the form of a 50% stock dividend payable on March 1, 2005. For more detailed information, reference is made to the Amended and Restated Certificate of Designations filed as Exhibit 4.1 hereto.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

     The following Exhibit is filed as part of this report:

     Exhibit 4.1 Amended and Restated Certificate of Designations, Preferences and Rights of Series A Junior Participating Preferred Stock.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ASTORIA FINANCIAL CORPORATION

                                          By:   /S/ Alan P. Eggleston
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                                                Alan P. Eggleston
                                                Executive Vice President,
                                                Secretary and General Counsel
Dated:  February 10, 2005

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                                  EXHIBIT INDEX
EXHIBIT NUMBER   DESCRIPTION
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     4.1         Amended and Restated Certificate of Designations, Preferences
                 and Rights of Series A Junior Participating Preferred Stock.

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